UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): April 30, 2015

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 30, 2015, NeuroMetrix, Inc. (the “Company”) received a deficiency letter from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, as of March 31, 2015 the Company’s reported stockholders’ equity of $1,681,643 did not meet the $2,500,000 minimum required to maintain continued listing, as set forth in NASDAQ Listing Rule 5550(b)(1), and that as of April 29, 2015 the Company does not meet the alternatives of market value of listed securities or net income from continuing operations. The notification has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market.

Under NASDAQ rules, the Company has 45 calendar days, or until June 15, 2015, to submit a plan to NASDAQ to regain compliance. If the Company’s plan is accepted, NASDAQ can grant an extension of up to 180 calendar days, or until October 27, 2015, to evidence compliance. If the Company fails to regain compliance, the Company’s stock will be subject to delisting by NASDAQ. The Company plans to raise additional capital in order to regain compliance with the continued listing requirements and has filed a registration statement on Form S-1 with the Securities and Exchange Commission to register equity securities for sale in an offering.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized. Factors that could cause actual results to differ materially from the forward-looking statements include fluctuations in the Company’s general financial and operating results, changes in the Company’s liquidity and capital resources, declines in the market price of the Company’s shares of common stock, changes in the capital markets, competition, and general and industry-specific economic conditions. We believe these factors include but are not limited to those described under “Risk Factors” in our Annual Report on Form 10-K, as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K, our Annual Report on Form 10-K and other filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 1, 2015	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer

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